UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 7, 2024
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 7, 2024, the Board of Directors (the “Board”) of Kennedy-Wilison Holdings, Inc. (the “Company”) upon the recommendation of the Company’s Nominating Committee, elected Mr. Jeffrey Meyers as a director of the Company, effective August 7, 2024. Mr. Meyers will serve as a member of the class of directors whose term will expire at the 2027 annual meeting of stockholders of the Company. Mr. Meyers was determined to be independent by the Board pursuant to the applicable independence requirements of the New York Stock Exchange.

Mr. Meyers is the Chief Executive Officer of Zonda, a technology-based, provider of housing industry advising services to homebuilders and multifamily developers over three operating platforms: data intelligence, engagement and media and awareness. Mr. Meyers is also a member of the California Building Industry Association’s Hall of Fame and Harvard University’s Policy Advisory Board. The Company holds an approximately 10% minority ownership interest in Zonda.

In connection with his election to the Board and in accordance with the Company’s non-employee director compensation policies, the Board approved an annual retainer fee to Mr. Meyers of $150,000 in connection with his service as a non-employee director. The Board also approved a grant of 7,000 shares of restricted stock units (the pro-rated amount of the 2024 annual restricted stock units granted to the Company’s non-employee directors) to Mr. Meyers that will vest in equal amounts over a three-year period.

In addition, effective August 7, 2024, Mr. Kent Mouton resigned from the Board of the Company. The Company and the Board thank Mr. Mouton for his contributions during his years of dedicated service on the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: August 7, 2024